CONSULTANT COMPENSATION AGREEMENT NO. 1


          THIS CONSULTANT COMPENSATION AGREEMENT (the "Plan") is made this 23rd day of April, 1997, among First Deltavision, Inc., a Nevada corporation ("Deltavision"); and Leonard W. Burningham, Esq., Branden T. Burningham, Esq., Sheryl Ross and Bradley C. Burningham, who have executed and delivered this Plan by the execution and delivery of the Counterpart Signature Pages which are designated as Exhibits "A," "B," "C" and "D" hereof (collectively, the "Consultants").

          WHEREAS, the Board of Directors of Deltavision has adopted a written compensation agreement for compensation of four individual Consultants who are natural persons; and

          WHEREAS, Deltavision has engaged the Consultants to provide services at the request of and subject to the satisfaction of its management; and

          WHEREAS, the Consultants have provided services at the request and subject to the approval of the management of Deltavision; and

          WHEREAS, a general description of the nature of the services performed and to be performed by the Consultants and the maximum value of such services under this Plan are listed in the Counterpart Signature Pages; and

          WHEREAS, Deltavision and the Consultants intend that this Plan and the services performed hereunder shall be made, requested and performed in such a manner that this Plan shall be a "written compensation agreement" as defined in Rule 405 of the Securities and Exchange Commission ("Commission") pursuant to which Deltavision may issue "freely tradeable" shares of its common stock as payment for services rendered pursuant to Rule 701 of the Securities and Exchange Commission (the Commission );

          NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, it is agreed:

                                 Section 1

                            Compensation Plan

          1.1  Employment.
Deltavision hereby employs the Consultants an the Consultants hereby accept such employment, and have and will perform the services requested by management of Deltavision to its satisfaction during the term hereof. The services performed by the Consultants hereunder have been and will be personally rendered by the Consultants, and no one acting for or on behalf of the Consultants, except those persons normally employed by the Consultants in rendering services to others, such as secretaries, bookkeepers and the like.

          1.2 Independent Contractors. Regardless of the Consultants' status as "employees" under Rule 405 of the Commission, all services rendered by the Consultants hereunder have been rendered as independent contractors, and the Consultants shall be liable for any FICA taxes, withholding or other similar taxes or charges, and the Consultants shall indemnify and hold Deltavision harmless therefrom; it is understood and agreed that the value of all such items has been taken into account by the Consultants in computing the billable rate for the services the Consultants have rendered and agreed to render to Deltavision.

          1.3 Term. All services performed at the request of Deltavision by the Consultants shall have been performed within 120 days from the date hereof, at which time this Plan shall terminate, unless otherwise provided herein; provided, however, this Plan may be extended for an additional 120 day period by written agreement of Deltavision and any of the Consultants.

          1.4 Payment. Deltavision and the Consultants agree that Deltavision shall pay the invoices of the Consultants for the services performed under this Plan by the issuance of shares of its common stock at a price of approximately $0.04 per share; provided, however, such shares of common stock shall be issued pursuant to and shall be subject to Rule 701 of the Commission.

          1.5 Invoices for Services. On the completion of rendering the services performed by the Consultants hereunder, each of the Consultants shall provide Deltavision with a written invoice detailing the services duly performed. Such invoice shall be paid by Deltavision in accordance with
Section 1.4 above, subject to the satisfaction of the management of Deltavision that the services have been performed, and to the extent performed, that the performance was in a satisfactory manner. The submission of an invoice for the services performed by each of the Consultants shall be deemed to be a subscription by the respective Consultants to purchase shares of common stock of Deltavision at the price outlined in Section 1.4 above, subject only to Rule 701 of the Commission.

          1.6 Common Stock Price. To the extent deemed required or necessary and for all purposes of this Plan, the Consultants shall have an "option" covering such shares of common stock at the per share price set forth in paragraph 1.4 above during the term hereof; the Consultants assume the risk of any decrease in the per share price or value of the shares of common stock of Deltavision that may be issued by Deltavision for services performed by the Consultants hereunder, and the Consultants agree that any such decrease shall in no way affect the rights, obligations or duties of the Consultants hereunder.

          1.7 Limitation on Services. None of the services rendered by the Consultants and paid for by the issuance of shares of common stock of Deltavision shall be services related to any "capital raising" transaction.

          1.8 Delivery of Shares. On submission of an invoice for services actually performed by the respective Consultants, and duly verified to the satisfaction of Deltavision, and Rule 701 of the Commission covering such shares, one or more stock certificates representing such shares shall be delivered to the respective Consultants at the addresses listed on the Counterpart Signature Pages, unless another address shall be provided to Deltavision in writing prior to the issuance of such shares.

          1.9  Adjustments in the Number of Shares of Common Stock and
Price Per Share. Deltavision and the Consultants agree that the per share price of shares of common stock that may be issued by Deltavision to the Consultants for services performed under this Plan has been arbitrarily set by Deltavision; however, in the event Deltavision shall undergo a merger, consolidation, reorganization, recapitalization, declare a stock dividend of its shares of common stock or cause to be implemented a forward or reverse stock split which affects the present number of issued and outstanding shares of common stock of Deltavision prior to the issuance of shares to the Consultants, that the per share price and the number of shares issuable to the Consultants for services actually rendered hereunder after such event shall be appropriately adjusted to reflect any such event.

          1.10 Effective Date. The Effective Date of the Plan for each of the Consultants shall be the date set forth on the respective Counterpart Signature Pages.

          1.11 Condition Precedent to the Issuance of Securities Under the Plan. The total number of securities to be issued under the Plan shall not exceed 15% of the outstanding securities of Deltavision on the date of issuance.

                                 Section 2

                   Representations and Warranties of
                               Deltavision

Deltavision represents and warrants to, and covenants with, the Consultants as follows:

          2.1 Corporate Status. Deltavision is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is licensed or qualified as a foreign corporation in all states in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary.

          2.2 Compensation Plan. The Board of Directors of Deltavision has duly adopted a Compensation Plan as defined in Rule 405 of the Commission pursuant to which Deltavision may issue "freely tradeable" shares of its common stock as payment for services rendered, subject to Rule 701 of the Commission.


          2.3 Issuance Under Rule 701. Deltavision shall, in every professional manner whatsoever to the extent reasonably required or necessary issue stock under Rule 701.

          2.4 Federal and State Securities Laws, Rules and Regulations. Deltavision shall fully comply with any and all federal or state securities laws, rules and regulations governing the issuance of any such shares of common stock.

          2.5 Limitation on Services. Deltavision shall not request the Consultants to perform any services in connection with any "capital raising" transaction under this Plan.

          2.6 Corporate Authority and Due Authorization. Deltavision has full corporate power and authority to enter into this Plan and to carry out its obligations hereunder. Execution of this Plan and performance by Deltavision hereunder have been duly authorized by all requisite corporate action on the part of Deltavision, and this Plan constitutes a valid and binding obligation of Deltavision and performance hereunder will not violate any provision of the Articles of Incorporation, Bylaws, agreements, mortgages or other commitments of Deltavision.

                                 Section 3

             Representations and Warranties of the Consultants

          Each of the Consultants represents and warrants to, and covenants with, Deltavision as follows:

          3.1 Employment. Each of the Consultants hereby accepts employment by Deltavision for the services performed pursuant to this Agreement. The services performed by the Consultants hereunder have been personally rendered by the Consultants, and no one acting for or on behalf of the Consultants.

          3.2 Sophisticated Investors. Each of the Consultants represents and warrants that, by reason of income, net assets, education, background and business acumen, the Consultants have the experience and knowledge to evaluate the risks and merits attendant to an investment in shares of common stock of Deltavision, either singly or through the aid and assistance of a competent professional, and are fully capable of bearing the economic risk of loss of the total investment of services.

          3.3 Suitability of Investment. Prior to the execution of this Plan, each of the Consultants shall have provided the services outlined in the respective Counterpart Signature Pages to Deltavision, and the Consultants, singly, or through the advice of a competent professional, fully believe that an investment in shares of common stock of Deltavision is a suitable investment for the Consultants.

          3.4 Limitation on Services. None of the services rendered by the Consultants and paid for by the issuance of shares of common stock of Deltavision shall be services related to any "capital raising" transaction.

          3.5 Authority and Authorization. Each of the Consultants has full power and authority to enter into this Plan and carry out the obligations hereunder. Execution of this Plan and performance by the Consultants hereunder constitutes a valid and binding obligation of the Consultants and performance hereunder will not violate any other agreement to which any of the Consultants is a party.

                                 Section 4

                                 Indemnity

          Deltavision and the Consultants agree to indemnify and hold the other harmless for any loss or damage resulting from any misstatement of a material fact or omission to state a material fact by the other contained herein, to the extent that any misstatement was based upon information supplied by the other.

                                 Section 5

                                Termination

          Prior to the performance of services hereunder, this Plan may be terminated (1) by mutual consent of Deltavision and the respective Consultants in writing; (2) by either the Directors of Deltavision or the respective Consultants if there has been a material misrepresentation or material breach of any warranty or covenant by the other party; and (3) shall automatically terminate at the expiration of the term hereof, provided, however, all representations and warranties shall survive the termination hereof; provided, further, however, that any obligation of Deltavision to pay for any services actually rendered by the Consultants hereunder shall survive any such termination.

                                 Section 6

                            General Provisions

          6.1 Further Assurances. At any time, and from time to time, after the execution hereof, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to carry out the intent and purposes of this Plan.

          6.2 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class registered or certified mail, return receipt requested, as follows:

          If to Deltavision:
                                   9005 Cobble Canyon Lane
                                   Salt Lake City, Utah  84093

          If to Consultants:       The addresses listed on the
                                   Counterpart Signature Pages

          6.3 Entire Agreement. This Plan constitutes the entire agreement between the parties and supersedes and cancels any other agreement, representation, or communication, whether oral or written, between the parties hereto relating to the transactions contemplated herein or the subject matter hereof.

          6.4 Headings. The section and subsection headings in this Plan are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Plan.

          6.5 Governing law. This Plan shall be governed by and construed and enforced in accordance with the laws of the State of Nevada, except to the extent pre-empted by federal law, in which event (and to that extent only), federal law shall govern.

          6.6 Assignment. Neither Deltavision nor the Consultants can assign any rights, duties or obligations under this Plan, and in the event of any such assignment, such assignment shall be deemed null and void.

          6.7 Counterparts. This Plan may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties have executed this Plan effective the day and year first above written.


                         FIRST DELTAVISION, INC., a Nevada corporation


                         By:
                         -------------------------
                         David C. Merrell, President

                               EXHIBIT "A"


                  CONSULTANT COMPENSATION AGREEMENT NO. 1

                        COUNTERPART SIGNATURE PAGE

          THIS COUNTERPART SIGNATURE PAGE for that certain Consultant Compensation Agreement No. 1 among Deltavision and the undersigned Consultant is executed as of the date set forth hereinbelow.

                                   Consultant:


                                   Leonard W. Burningham, Esq
                                   455 East 500 South, Suite 205
                                   Salt Lake City, Utah 84111




Date: as of 4/23/97      .         /s/Leonard W. Burningham
    ---------------                --------------------------
                                   Leonard W. Burningham


                                                 Number of Shares and
                                                      Maximum Value
                                                       of Services
General Description of Services                      to be Performed

Non-capital raising legal services.                    20,000 shares
                                                            $833.32

                                EXHIBIT "B"


                  CONSULTANT COMPENSATION AGREEMENT NO. 1

                        COUNTERPART SIGNATURE PAGE

          THIS COUNTERPART SIGNATURE PAGE for that certain Consultant Compensation Agreement No. 1 among Deltavision and the undersigned Consultant is executed as of the date set forth hereinbelow.

                                   Consultant:


                                   Branden T. Burningham, Esq.
                                   455 East 500 South, Suite 205
                                   Salt Lake City, Utah  84111




Date: as of 4/23/97                /s/Branden T. Burningham
     --------------                ---------------------------------
                                   Branden T. Burningham


                                           Number of Shares
                                            Maximum Value
                                             of Services
General Description of Services            to be Performed

Non-capital raising legal services.            3,500
                                                $145.84

                             EXHIBIT "C"



                  CONSULTANT COMPENSATION AGREEMENT NO. 1

                        COUNTERPART SIGNATURE PAGE

          THIS COUNTERPART SIGNATURE PAGE for that certain Consultant Compensation Agreement No. 1 among Deltavision and the undersigned Consultant is executed as of the date set forth hereinbelow.

                                   Consultant:

                                   Sheryl Ross
                                   455 East 500 South, Suite 205
                                   Salt Lake City, Utah  84111




Date: as of 4/23/97                /s/Sheryl Ross
     --------------                -------------------------------
                                   Sheryl Ross


                                                        Number of
                                                       Shares and
                                                      Maximum Value
                                                       of Services
General Description of Services                       to be Performed

Non-capital raising administrative services.              3,500
                                                          $145.84

                                EXHIBIT "D"


                  CONSULTANT COMPENSATION AGREEMENT NO. 1

                        COUNTERPART SIGNATURE PAGE

          THIS COUNTERPART SIGNATURE PAGE for that certain Consultant Compensation Agreement No. 1 among Deltavision and the undersigned Consultant is executed as of the date set forth hereinbelow.

                                   Consultant:


                                   Bradley C. Burningham
                                   455 East 500 South, Suite 205
                                   Salt Lake City, Utah  84111




Date: as of 4/23/97               /s/Bradley C. Burningham
    ---------------               ------------------------------
                                   Bradley C. Burningham


                                                      Number of
                                                       Shares
                                                    Maximum Value
                                                     of Services
General Description of Services                    to be Performed

Non-capital raising administrative services.              3,000
                                                          $125.00